SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  April 28, 2004
(Date of earliest event reported)

Commission File No. 333-105940



                    Banc of America Mortgage Securities, Inc.
--------------------------------------------------------------------------------



        Delaware                                          94-324470
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)



201 North Tryon Street, Charlotte, NC                       28255
--------------------------------------------------------------------------------
Address of principal executive offices                    (Zip Code)



                                 (704) 387-2111
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code




--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events
            ------------

            Documents Incorporated by Reference

            The consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 are hereby incorporated by reference into (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-105940) of the Registrant; and
(iii) in the prospectus supplement, dated April 28, 2004, and prospectus relating to Banc of America Mortgage Securities, Inc, relating to Mortgage Pass-Through Certificates, Series 2004-4 and shall be deemed to be a part hereof and thereof.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (EX-23) Consent of PricewaterhouseCoopers LLP, independent certified public accountants of MBIA Insurance Corporation and subsidiaries in connection with Banc of America Mortgage Securities, Inc, Mortgage Pass-Through Certificates,
                                       Series 2004-4

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BANC OF AMERICA MORTGAGE SECURITIES, INC.


April 28, 2004


                                    By:   /s/ Judy Lowman
                                       --------------------------------------
                                       Name:  Judy Lowman
                                       Title: Vice President

                                INDEX TO EXHIBITS


                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------

   (EX-23)             Consent of PricewaterhouseCoopers               E
                       LLP, independent certified public
                       accountants of MBIA Insurance
                       Corporation and subsidiaries in
                       connection with Banc of America
                       Mortgage Securities, Inc,
                       Mortgage Pass-Through
                       Certificates, Series 2004-4